DESIGNER BRANDS INC.

CONTINUING TO BUILD BRANDS AND LEVERAGE SCALE


In 2021, total DBI sales of our owned brands through our direct-to-consumer ("DTC") channels (DSW, Shoe Co. and vincecamuto.com) grew by
98%
IN 4Q21 COMPARED TO 4Q20


For the full year, our Top 50 Brands in footwear represented
77% OF OUR US RETAIL SALES
FOR 2021 COMPARED TO 72% IN 2020

MAKING SIGNIFICANT STRIDES

1 OUT OF EVERY 4 PAIRS OF SHOES SOLD AS AN ENTERPRISE IN 2021 WAS A **DBI OWNED BRAND**

PROVEN ABILITY TO **SECURE CRITICAL INVENTORY**; RETAIL SEGMENTS ENDED 2021 **FLAT TO 2019 ON A SQUARE FOOTAGE BASIS**

POWERED BY AWARD-WINNING OMNICHANNEL CAPABILITIES

OMNICHANNEL PLATFORM

Moved our vincecamuto.com and Canadian websites onto our award-winning omnichannel platform

VINCECAMUTO.COM FY21 SALES GROWTH OF 80.4%

VS 2019, AND WE ARE NOW THE 4TH LARGEST DIGITAL FOOTWEAR PLAYER IN CANADA

WAREHOUSE STORE FLEET

Continued focus on driving higher profitability and productivity across store fleet

STORES FULFILLED NEARLY 60% OF OUR TOTAL DIGITAL DEMAND

IN OUR RETAIL SEGMENTS

DSW CUSTOMER-FACING DIGITAL PLATFORM EXCEEDED $1 BILLION OF DEMAND IN 2021

HIGHLY DIFFERENTIATED, WELL-POSITIONED IN FOOTWEAR INDUSTRY

HISTORIC STRENGTH IN WOMEN'S FASHION

+

NEW SHARE IN ATHLETIC, MEN'S AND KIDS'

+

PROPRIETARY DESIGN AND SOURCING CAPABILITIES TO SUPPORT BRAND BUILDING

+

AWARD-WINNING DIGITAL & OMNI CAPABILITIES

=

DBI MEETING THE CONSUMER WHERE THEY ARE WITH THE PRODUCT THEY WANT

ACCORDING TO NPD*...

In Q4 2021, DSW outpaced the remaining U.S. footwear market significantly in Men's, Women's and Kids', including both Athleisure and Fashion Footwear, compared to the same quarter in 2019, resulting in a market share revenue gain of 40 basis points.

DSW's fourth quarter market share was the highest compared to the last two years.

KEY AREAS BOLSTERING OUR DTC STRATEGY & OPERATIONS

LOOKING TO 2022

FULL YEAR GUIDANCE | CONTINUED GROWTH

2022 COMP SALES GROWTH
HIGH SINGLE DIGITS

2022 DILUTED EPS
$1.75 to $1.85

CORE COMPETENCIES & INITIATIVES

CUSTOMER | BRANDS | SPEED

We look forward to sharing more details on our strategic initiatives at Investor Day on April 8th

FORWARD-LOOKING STATEMENTS: Any statements in this infographic that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the use of forward-looking words such as "outlook," "could," "believes," "expects," "potential," "continues," "may," "will," "should," "would," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words. These statements are based on the Company's current expectations and involve known and unknown risks, uncertainties and other factors that could cause actual results, performance or achievements to materially differ from those expressed or implied by the forward-looking statements. These factors include, but are not limited to: risks and uncertainty related to the ongoing COVID-19 pandemic or other adverse public health developments; uncertain general economic conditions, including inflation and supply chain pressures; domestic and global political and social conditions and the potential impact of geopolitical turmoil or conflict; our ability to anticipate customer expectations; losses or disruptions associated with our distribution systems; the success of our promotional programs; risks related to the loss or disruption of our information systems; our ability to protect our reputation and to maintain the brands we license; risks related to our international operations, including our reliance on foreign sources for merchandise, exposure to political and other risks, including those relating to conflict and/or war; fluctuations in foreign currency exchange rates; and other factors discussed in the risk factors section identified in our annual report on Form 10-K for the fiscal year ended January 30, 2021, as amended, and in our other reports and filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise the forward-looking statements included in this infographic to reflect any future events or circumstances, except as may be required by law.

*Source: The NPD Group/Retail Tracking Service, U.S. Dollar Sales, 3ME January 2020 – 2022